UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2015

Signal Genetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Signal Genetics, Inc. 5740 Fleet Street Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (760) 537-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 17, 2015, Signal Genetics, Inc. (the “Company”) issued a press release in which the Company announced Dr. Richard Bender’s appointment as Chief Medical Officer, as described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of Section 18. Furthermore, the information shall not be deemed incorporated by reference into any registration statement or any other filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Appointment of Richard Bender, MD, FACP as Chief Medical Officer

On September 17, 2015, Signal Genetics, Inc. announced the appointment of Richard Bender, MD, FACP, as Chief Medical Officer, effective September 14, 2015. Dr. Bender will report to Samuel D. Riccitelli, the Company’s President and Chief Executive Officer.

Dr. Bender has more than 30 years of experience in clinical oncology/hematology and medical diagnostics, authoring more than 75 peer-reviewed articles and book chapters during his career. Most recently, he held consulting roles with various companies, including serving as a long-term Medical Affairs Consultant for Quest Diagnostics. Previously, he held the role of Chief Medical Officer and Vice President of Agendia, Inc. where he helped to develop advocacy, adoption and reimbursement of the company’s breast cancer assays. Prior to that, Dr. Bender served as the Medical Director of Hematology/Oncology at Quest Diagnostics in San Juan Capistrano where he was responsible for development of new hematology/oncology tests, along with all regulatory submissions. In 2000, he joined Johnson & Johnson Pharmaceutical R&D as their Senior Director/Strategic Development Leader in Medical Oncology/Hematology. Prior to that, he served as the Director of Medical Oncology/Hematology at Permanente Medical Group where he spent 20 years and helped to manage the second largest cancer center in California. Earlier in his career, Dr. Bender spent six years at the National Cancer Institute in Bethesda, Maryland where he served as both a Clinical Associate and Senior Investigator in the Medicine Branch.

Dr. Bender received his M.D. from the University of California, Los Angeles as a Regents Scholar and has a B.A. in Biology from the University of California, Santa Barbara.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 17, 2015, entitled “Signal Genetics Appoints Richard Bender, MD, FACP as Chief Medical Officer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNAL GENETICS, INC.

	By:	/s/ Tamara A. Seymour
	Name:	Tamara A. Seymour
	Title:	Chief Financial Officer

Date: September 17, 2015